EQ ADVISORS TRUST

SUPPLEMENT DATED JUNE 10, 2005 TO THE STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2005

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser (“Adviser”) to the following portfolios of the Trust.

EQ/Calvert Socially Responsible Portfolio

Effective as of June 13, 2005, Bridgeway Capital Management Inc. will replace Brown Capital Management, Inc. as one of the Advisers to the EQ/Calvert Socially Responsible Portfolio. Accordingly, the following information is added to the section entitled “Investment Management and Other Services — The Advisers,” effective as of June 13, 2005:

Bridgeway Capital Management Inc. (“Bridgeway”) serves as an Adviser to the EQ/Calvert Socially Responsible Portfolio. Bridgeway is a privately-held Texas corporation that is owned entirely by John Montgomery and his family. Mr. Montgomery is the controlling shareholder of Bridgeway and is also the firm’s President and Director.

EQ/MONY Money Market Portfolio and EQ/Money Market Portfolio

Effective as of June 16, 2005, The Dreyfus Corporation will replace Boston Advisors, Inc. as the Adviser to the EQ/MONY Money Market Portfolio and Alliance Capital Management L.P. as the Adviser to EQ/Money Market Portfolio. Based on the foregoing, the information provided below updates information regarding the EQ/MONY Money Market Portfolio and EQ/Money Market Portfolio, effective June 16, 2005.

Under the heading “Description of the Trust,” in the fourth paragraph, “EQ/Money Market Portfolio” is moved to after “(collectively, the ‘Alliance Portfolios’)” and before “EQ/Enterprise Capital Appreciation Portfolio.”

Under the heading “Trust Investment Policies – Fundamental Restrictions,” “and EQ/Money Market Portfolio” is added after “Alliance Portfolios” in paragraph one, subparagraph (j).

Under the heading “Trust Investment Policies – Fundamental Restrictions,” “and EQ/Money Market Portfolio” is added after “Alliance Portfolios” in paragraph 4, subparagraphs (b) and (j).

Under the heading “Trust Investment Policies – Non-Fundamental Restrictions,” paragraph one, third sentence, after “As a matter of operating policy, each Alliance Portfolio,” “(other than EQ/Money Market Portfolio)” is deleted.

Under the heading “Additional Investment Strategies and Risks – Over the Counter Options on Foreign Currency Transactions,” in the first paragraph, second sentence, after “EQ/Equity 500 Index Portfolio,” “and EQ/Money Market Portfolio” is deleted.

Under the heading “Investment Management and Other Services – The Manager,” in the first paragraph, after “Bear Stearns Asset Management, Inc. (‘Bear Stearns’),” “The Dreyfus Corporation (‘Dreyfus’)” is added.

Under the heading “Investment Management and Other Services – The Advisers,” in the first paragraph, after “EQ/Long Term Bond Portfolio,” “EQ/MONY Money Market Portfolio” is deleted. At the end of the paragraph, the following statement is added:

The Manager has entered into an Advisory Agreement on behalf of the EQ/Money Market Portfolio and EQ/MONY Money Market Portfolio with Dreyfus.

Under the heading “Investment Management and Other Services – The Advisers,” in the table that discusses control persons of the Advisers, “EQ/Money Market” is deleted from the first row referring to Alliance Capital Management L.P. and “EQ/MONY Money Market” is deleted from the twenty-second row referring to Boston Advisors, Inc. and the following is inserted as a new row after EQ/Wells Fargo Montgomery Small Cap:

EQ/Money Market EQ/MONY Money Market	Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded company.

In Appendix A, the information pertaining to the EQ/Money Market Portfolio and EQ/MONY Money Market Portfolio is deleted and replaced with the following:

Asset-backed Securities	Y
Bonds	Y
Borrowings (emergencies, redemptions)	Y
Borrowings (leveraging purposes)	N
Brady Bonds	N
Convertible Securities	N
Credit & Liquidity Enhancements	Y
Depository Receipts	N
Direct Mortgages	N
Dollar Rolls	N
Emerging Markets Securities	Y
Equity Securities	N
Eurodollar & Yankee Obligations	Y
Exchanged Traded Funds (ETFs)	N
Event-Linked Bonds	N
Floaters	Y
Foreign Currency Spot Trans.	N
Foreign Currency Forward Transactions	N
Foreign Currency Futures Transactions	N
Foreign Options (OTC)	N
Foreign Currency - written, call options	N
Foreign Currency - Foreign Securities	N
Forward Commitments, When-Issued, Delayed Delivery	Y
Hybrid Instruments	N
Illiquid Securities	Y-10%
Investment Company Securities	Y
Investment Grade Fixed Income	Y
Inverse Floaters	N
Loan Participations and Assignments	Y
Mortgage-Backed or Mortgage-Related Securities	Y
Municipal Securities	N
Non-Inv. Grade Fixed Income	N

Options (exchange traded)	N
Passive Foreign Investment Companies	N
Payment In-Kind Bonds	N
Preferred Stocks	N
Real Estate Investment Trusts	N
Repurchase Agreements	Y
Reverse Repurchase Agreements	Y
Securities Futures Transactions	N
Securities Lending	Y
Securities Options Transactions	N
Short Sales Against-the-Box	N
Small Company Securities	N
Structured Notes	Y
Swap Transactions	N
U.S. Gov’t Securities	Y
Warrants	N
Zero Coupon Bonds	Y

In Appendix C, with regards to the portfolio manager information for Alliance Capital Management L.P., the rows of information pertaining to EQ/Money Market Portfolio and referring to Ray Papera and the other accounts he manages as well as the row of information pertaining to Mr. Papera’s “Ownership of Securities of the Funds as of December 31, 2004” are deleted.

In Appendix C, with regards to the portfolio manager information for Boston Advisors, Inc., the rows of information pertaining to EQ/MONY Money Market Portfolio and referring to Todd Finkelstein and David Wheeler and the other accounts they manage as well as the rows of information pertaining to Messrs. Finkelstein and Wheeler’s “Ownership of Securities of the Fund as of December 31, 2004” are deleted.